                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 29, 1998



                         Allegheny Teledyne Incorporated
             (Exact name of registrant as specified in its charter)



          Delaware                  1-12001             25-1792394
(State or other jurisdiction      (Commission          (IRS Employer
       of incorporation)          File Number)        Identification No.)



1000 Six PPG Place, Pittsburgh, Pennsylvania                15222-5479
  (Address of principal executive offices)                  (Zip Code)



Registrant's telephone number, including area code:       (412) 394-8400





                               Page 1 of 5 Pages
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Item 5.   OTHER EVENTS

     The following unaudited financial information of Allegheny Teledyne Incorporated is filed as part of this Current Report on Form 8-K:

(1) Sales and operating profit by business segment for the three month periods ended March 31, 1997, June 30, 1997, September 30, 1997 and December 31, 1997;

(2) Sales and operating profit by business segment for the three month periods ended March 31, 1996, June 30, 1996, September 30, 1996 and December 31, 1996;

(3) Sales and operating profit by business segment for the years ended December 31, 1997 and 1996; and

(4) Depreciation and amortization expense for the three month periods ended March 31, 1997 and 1996, June 30, 1997 and 1996, September 30, 1997 and 1996 and
December 31, 1997 and 1996, and for the years ended December 31, 1997 and 1996.

                 Sales and Operating Profit by Business Segment
                     for the Three Month Periods Ended
     March 31, 1997, June 30, 1997, September 30, 1997 and December 31, 1997
                                  (In millions)
                                   (Unaudited)


                                                     Three Months Ended
                                     ------------------------------------------------
                                      3/31/97       6/30/97       9/30/97    12/31/97
                                     ----------    ----------    --------    --------
Sales:
  Specialty metals                   $    562.6    $    540.3    $  531.8    $  520.8
  Aerospace and electronics               235.7         231.5       221.7       238.1
  Industrial                              133.3         138.7       126.4       133.6
  Consumer                                 54.1          67.2        60.2        72.3
                                     ----------    ----------    --------    --------
Total continuing operations               985.7         977.7       940.1       964.8

Operations sold or held for sale
                                           44.2          46.8        44.1        26.7
                                     ----------    ----------    --------    --------

Total sales                          $  1,029.9    $  1,024.5    $  984.2    $  991.5
                                     ==========    ==========    ========    ========

Operating Profit:

  Specialty metals                   $     83.3    $     87.4    $   77.5    $   72.5
  Aerospace and electronics                24.9          20.9        20.0        24.5
  Industrial                               15.6          19.0        12.4        13.7
  Consumer                                  2.9          11.9         8.1        11.6
                                     ----------    ----------    --------    --------
Operating profit                          126.7         139.2       118.0       122.3

Merger and restructuring costs             (7.2)         (3.2)       --          (1.6)
Corporate expenses                        (11.3)        (10.6)       (9.4)       (9.1)
Interest expense, net                      (5.1)         (3.9)       (5.1)       (2.8)
Operations sold or held for sale            9.9          27.9         8.9        24.2
Excess pension income                       3.8           3.8         3.8         5.0
                                     ----------    ----------    --------    --------

Income before income taxes           $    116.8    $    153.2    $  116.2    $  138.0
                                     ==========    ==========    ========    ========


                               Page 2 of 5 Pages

                 Sales and Operating Profit by Business Segment
                        for the Three Month Periods Ended
    March 31, 1996, June 30, 1996, September 30, 1996 and December 31, 1996
                                  (In millions)
                                   (Unaudited)

                                                      Three Months Ended
                                       ----------------------------------------------
                                       3/31/96      6/30/96      9/30/96     12/31/96
                                       -------      -------      -------     --------
Sales:

  Specialty metals                   $    543.0    $    549.2    $  505.7    $  498.4
  Aerospace and electronics               254.8         246.6       219.3       249.3
  Industrial                              129.4         138.4       120.9       127.0
  Consumer                                 50.2          57.8        54.0        66.3
                                     ----------    ----------    --------    --------
Total continuing operations               977.4         992.0       899.9       941.0


Operations sold or held for sale           91.8          64.4        44.6        41.5
                                     ----------    ----------    --------    --------

Total sales                          $  1,069.2    $  1,056.4    $  944.5    $  982.5
                                     ==========    ==========    ========    ========

Operating Profit:

  Specialty metals                   $     72.8    $     89.0    $   69.4    $   79.9
  Aerospace and electronics                24.2          21.8        18.8        35.6
  Industrial                               11.3          11.9        11.0        14.3
  Consumer                                  2.2           4.7         2.0         5.4
                                     ----------    ----------    --------    --------
Operating profit                          110.5         127.4       101.2       135.2

Merger and restructuring costs               --          (6.7)      (31.9)      (18.9)
Corporate expenses                        (11.3)        (11.6)      (11.3)       (9.5)
Interest expense, net                     (10.6)        (10.4)       (9.7)       (4.4)
Operations sold or held for sale           46.4           7.0        (1.3)       11.8
Excess pension income                       3.0           2.7         5.8         5.0
                                     ----------    ----------    --------    --------

Income before income taxes           $    138.0    $    108.4    $   52.8    $  119.2
                                     ==========    ==========    ========    ========




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



                 Sales and Operating Profit by Business Segment
                 for the Years Ended December 31, 1997 and 1996
                                  (In millions)
                                   (Unaudited)

                                             Year Ended December 31,
                                           -------------------------
                                               1997           1996
                                           -----------    ----------
Sales:

  Specialty metals                          $  2,155.5    $  2,096.3
  Aerospace and electronics                      927.0         970.0
  Industrial                                     532.0         515.7
  Consumer                                       253.8         228.3
                                            ----------    ----------
Total continuing operations                    3,868.3       3,810.3

Operations sold or held for sale                 161.8         242.3
                                            ----------    ----------

Total sales                                 $  4,030.1    $  4,052.6
                                            ==========    ==========

Operating Profit:

  Specialty metals                          $    320.7    $    311.1
  Aerospace and electronics                       90.3         100.4
  Industrial                                      60.7          48.5
  Consumer                                        34.5          14.3
                                            ----------    ----------
Operating Profit                                 506.2         474.3

Merger and restructuring costs                   (12.0)        (57.5)
Corporate expenses                               (40.4)        (43.7)
Interest expense, net                            (16.9)        (35.1)
Operations sold or held for sale                  70.9          63.9
Excess pension income                             16.4          16.5
                                            ----------    ----------

Income before income taxes                  $    524.2    $    418.4
                                            ==========    ==========


     Depreciation and Amortization Expense for the Three Month Periods Ended March 31, 1997 and 1996, June 30, 1997 and 1996, September 30, 1997 and 1996
             and December 31, 1997 and 1996, and for the Years Ended
                           December 31, 1997 and 1996
                                  (In millions)
                                   (Unaudited)

                                                      Three Months Ended                                Year
                                ---------------------------------------------------------------         Ended
                                  3/31/97           6/30/97          9/30/97          12/31/97         12/31/97
                                -----------       -----------      ------------      ----------       ----------
Depreciation and
   amortization expense         $      26.0       $      26.0      $      28.5       $     23.9       $    104.4
                                ===========       ===========      ===========       ==========       ==========


                                                      Three Months Ended                                 Year
                                ---------------------------------------------------------------         Ended
                                 3/31/96            6/30/96          9/30/96           12/31/96        12/31/96
                                -----------       -----------      -----------       ----------       ----------

Depreciation and
   amortization expense         $      30.9       $      30.5      $      25.0       $     23.3       $    109.7
                                ===========       ===========      ===========       ==========       ==========



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Allegheny Teledyne Incorporated
                                                (Registrant)


Date:  May 29, 1998                   By: /s/ JAMES L. MURDY
                                         ------------------------------------
                                         James L. Murdy
                                         Executive Vice President, Finance
                                            and Administration and Chief
                                            Financial Officer










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